BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  - as tenants in common    UNIF GIFT MIN ACT  -Custodian
 TEN ENT  - as tenants by the                           (Cust)      (Minor)
             entireties                                 under Uniform Gifts to
 JT TEN   - as joint tenants with                       Minors Act
             right of survivorship
             and not as tenants                         ______________________
             in common                                         (State)


     Additional abbreviations may also be used though not in the above list.

     For value received, ________________________________________ hereby sell, assign and transfer unto

       PLEASE INSERT SOCIAL SECURITY
   OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
   _______________________
  |_______________________|_________________________________________________

____________________________________________________________________________
        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
                             ZIP CODE OF ASSIGNEE
____________________________________________________________________________

____________________________________________________________________________

_______________________________________________________________ Shares of the
Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:  ________________________


                              ____________________________________
                              Signature
                               NOTICE:  THE SIGNATURE TO THIS
                              ASSIGNMENT MUST CORRESPOND WITH THE
                              NAME AS WRITTEN UPON THE FACE OF THE
                              CERTIFICATE IN EVERY PARTICULAR,
                              WITHOUT ALTERATION OR ENLARGEMENT OR
                              ANY CHANGE WHATEVER.


   COMMON STOCK

   PAR VALUE $.01                                        Shares

   INCORPORATED UNDER THE LAWS
    OF THE STATE OF MARYLAND
   THIS CERTIFICATE
                                                       IS TRANSFERABLE IN
                                                       KANSAS CITY, MO OR IN
                                                       NEW YORK, NY
                                                       CUSIP 120 17 N 105
                                                       SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

             BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.

   THIS CERTIFIES THAT

   IS THE OWNER OF

      FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
   Bull & Bear U.S. Government Securities Fund, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, such as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   DATED

        SECRETARY                                              CO-PRESIDENT

   COUNTERSIGNED AND REGISTERED

              TRANSFER AGENT
               AND REGISTRAR
        AUTHORIZED SIGNATURE